Exhibit 99.1

Spirit AeroSystems Names James Ray to Board of Directors

WICHITA, Kan., Nov. February 14, 2022 – Spirit AeroSystems Holdings, Inc. [NYSE: SPR] today announced that James R. Ray Jr. has been named to the company’s Board of Directors, effective February 14, 2022. He will serve on the Compensation Committee and the Risk Committee.

Ray has 25 years of senior executive experience in global manufacturing, strategy development, and business transformation.

“We are pleased to welcome James Ray to Spirit’s Board of Directors,” said Spirit AeroSystems Board Chair Robert Johnson. “His experience in global manufacturing and operations brings additional strength to the Board as Spirit executes a strategy to grow across Commercial, Defense & Space, and Aftermarket segments. We look forward to his leadership and contributions.”

Ray retired from Stanley Black & Decker, Inc. in November 2020 as President, Global Engineered Fastening Business Unit. He Joined Stanley Black & Decker in 2013 as President – Industrial and Automotive Repair NA and held a number of senior executive roles at the company. In addition, Ray served in leadership roles for TE Connectivity, Inc., Delphi Corp. and General Motors.

Ray earned a bachelor’s degree in electrical engineering from Howard University in Washington, D.C., and a master of science in manufacturing management from Kettering University. Ray completed the Rock Center for Corporate Governance Directors College at Stanford University and has attended executive development programs in Global Enterprise Management at the Thunderbird School of Global Management at Arizona State University and the Strategies for Creating Shareholder Value at the Northwestern University Kellogg School of Management.

On the web: www.spiritaero.com
On Twitter: @SpiritAero

Media:

Forrest Gossett

(316) 803-2975

forrest.s.gossett@spiritaero.com

Investor relations:

Aaron Hunt

(316) 523-7040

investorrelations@spiritaero.com

About Spirit AeroSystems Inc.

Spirit AeroSystems is one of the world’s largest manufacturers of aerostructures for commercial airplanes, defense platforms, and business/regional jets. With expertise in aluminum and advanced composite manufacturing solutions, the company’s core products include fuselages, integrated wings and wing components, pylons, and nacelles. We are leveraging decades of design and manufacturing expertise to be the most innovative and reliable supplier of military aerostructures, and specialty high-temperature materials, enabling warfighters to execute complex, critical missions. Spirit also serves the aftermarket for commercial and business/regional jets. Headquartered in Wichita, Kansas, Spirit has facilities in the U.S., U.K., France, Malaysia and Morocco. More information is available at www.spiritaero.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking statements" that may involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "aim," "anticipate," "believe," "could," "continue," "estimate," "expect," "goal," "forecast," "intend," "may," "might," "objective," "outlook," "plan," "predict," "project," "should," "target," "will," "would," and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, without limitation, the impact of the COVID-19 pandemic on our business and operations; the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft; our reliance on Boeing for a significant portion of our revenues; our ability to execute our growth strategy, including our ability to complete and integrate acquisitions; our ability to accurately estimate and manage performance, cost, and revenue under our contracts; demand for our products and services and the effect of economic or geopolitical conditions in the industries and markets in which we operate in the U.S. and globally; our ability to manage our liquidity, borrow additional funds or refinance debt; and other factors disclosed in our filings with the Securities and Exchange Commission. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.